Summary of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Summary of Significant Accounting Policies
2.	Summary of Significant Accounting Policies

The following accounting policy disclosures represent updates to Talen Energy Supply’s Note 1 to the audited consolidated financial statements in the 2015 Prospectus and should be read in conjunction with those disclosures.

New Accounting Guidance Adopted

Reporting of Discontinued Operations

Effective January 1, 2015, Talen Energy Supply prospectively adopted accounting guidance that changes the criteria for determining what should be classified as a discontinued operation and the related presentation and disclosure requirements. A discontinued operation may include a component of an entity or a group of components of an entity, or a business activity. A disposal of a component of an entity or a group of components of an entity is required to be reported in discontinued operations if the disposal represents a strategic shift that has (or will have) a major effect on the entity’s operations and financial results when any of the following occurs: (1) the components of an entity or a group of components of an entity meets the criteria to be classified as held for sale, (2) the component of an entity or a group of components of an entity is disposed of by sale, or (3) the component of an entity or a group of components of an entity is disposed of other than by sale (for example, by abandonment or in a distribution to owners in a spinoff).

The initial adoption of this guidance did not have a significant impact on Talen Energy Supply but will impact the amounts presented as discontinued operations and will enhance the related disclosure requirements related to future disposals or held for sale classifications.

Accounting for Measurement-Period Adjustments

Effective September 30, 2015, Talen Energy Supply prospectively adopted accounting guidance that requires an acquirer in a business combination to recognize measurement-period adjustments in the period in which the amounts are determined, including the effect on earnings of any amounts that would have been recorded in prior periods as if the accounting would have been completed at the acquisition date. The acquirer must disclose, by line item, the portion of the adjustment recorded in the current period income statement that would have been recognized in prior periods if the adjustment had been recognized as of the acquisition date.

This guidance applies to open measurement periods, and therefore applies to any measurement period adjustments made for the acquisition of RJS Power. See Note 6 for additional information.

1.	Summary of Significant Accounting Policies

General

Capitalized terms and abbreviations appearing in the notes to financial statements are defined in the glossary. Dollars are in millions unless otherwise noted.

Business and Consolidation

PPL Energy Supply is an energy company conducting business primarily through its principal subsidiaries PPL Generation and PPL EnergyPlus. PPL Generation owns and operates a portfolio of competitive domestic power generating assets. These power plants are located in Pennsylvania and Montana and use well-diversified fuel sources including coal, uranium, natural gas, oil and water. PPL EnergyPlus sells electricity produced by PPL Generation subsidiaries, participates in wholesale market load-following auctions, and markets various energy products and commodities such as: capacity, transmission, FTRs, coal, natural gas, oil, uranium, emission allowances, RECs and other commodities in competitive wholesale and competitive retail markets, primarily in the northeastern and northwestern U.S.

PPL Energy Supply operates within a single reportable segment.

In June 2014, PPL and PPL Energy Supply executed definitive agreements with affiliates of Riverstone to combine their competitive power generation businesses into a new, stand-alone, publicly traded company named Talen Energy. See Note 4 for additional information.

In November 2014, PPL Montana completed the sale of its hydroelectric generating facilities. See Note 4 for additional information.

“Income (Loss) from Discontinued Operations (net of income taxes)” on the Statements of Income includes the activities of PPL Montana’s hydroelectric generating facilities and the gain on the sale of these facilities to NorthWestern in November 2014. The related assets and liabilities have not been reclassified to assets/liabilities of discontinued operations on the balance sheet at December 31, 2013. The Statements of Cash Flows do not separately report the cash flows of the Discontinued Operations. See Note 4 for additional information.

The financial statements include each company’s own accounts as well as the accounts of all entities in which the company has a controlling financial interest. Entities for which a controlling financial interest is not demonstrated through voting interests are evaluated based on accounting guidance for VIEs. PPL Energy Supply consolidates a VIE when it is determined to have a controlling interest in the VIE, and thus are the primary beneficiary of the entity. PPL Energy Supply is not the primary beneficiary in any material VIEs. Investments in entities in which a company has the ability to exercise significant influence but does not have a controlling financial interest are accounted for under the equity method. All other investments are carried at cost or fair value. All significant intercompany transactions have been eliminated. Any noncontrolling interests are reflected in the financial statements.

The financial statements include PPL Energy Supply’s share of any undivided interests in jointly owned facilities, as well as its share of the related operating costs of those facilities. See Note 8 for additional information.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Loss Accruals

Potential losses are accrued when (1) information is available that indicates it is “probable” that a loss has been incurred, given the likelihood of the uncertain future events and (2) the amount of the loss can be reasonably estimated. Accounting guidance defines “probable” as cases in which “the future event or events are likely to occur.” PPL Energy Supply continuously assesses potential loss contingencies for environmental remediation, litigation claims, regulatory penalties and other events. Loss accruals for environmental remediation are discounted when appropriate.

The accrual of contingencies that might result in gains is not recorded, unless realization is assured.

Changes in Classification

The classification of certain amounts in the 2013 and 2012 financial statements have been changed to conform to the current presentation. The changes in classification did not affect PPL Energy Supply’s net income or equity.

Price Risk Management

Energy and energy-related contracts are used to hedge the variability of expected cash flows associated with the generating units and marketing activities, as well as for trading purposes at PPL Energy Supply. Interest rate contracts are used to hedge exposures to changes in the fair value of debt instruments and to hedge exposures to variability in expected cash flows associated with existing floating-rate debt instruments or forecasted fixed-rate issuances of debt. Similar derivatives may receive different accounting treatment, depending on management’s intended use and documentation.

Certain energy and energy-related contracts meet the definition of a derivative, while others do not meet the definition of a derivative because they lack a notional amount or a net settlement provision. In cases where there is no net settlement provision, markets are periodically assessed to determine whether market mechanisms have evolved that would facilitate net settlement. Certain derivative energy contracts have been excluded from the requirements of derivative accounting treatment because NPNS has been elected. These contracts are accounted for using accrual accounting. All other contracts that have been classified as derivative contracts are reflected on the balance sheets at fair value. These contracts are recorded as “Price risk management assets” and “Price risk management liabilities” on the Balance Sheets. The portion of derivative positions that deliver within a year are included in “Current Assets” and “Current Liabilities,” while the portion of derivative positions that deliver beyond a year are recorded in “Other Noncurrent Assets” and “Deferred Credits and Other Noncurrent Liabilities.” PPL Energy Supply considers intra-month transactions to be spot activity, which is not accounted for as a derivative.

Energy and energy-related contracts are assigned a strategy and accounting classification. Processes exist that allow for subsequent review and validation of the contract information. See Note 13 for more information. The accounting department provides the traders and the risk management department with guidelines on appropriate accounting classifications for various contract types and strategies. Some examples of these guidelines include, but are not limited to:

•	Physical coal, limestone, lime, uranium, electric transmission, gas transportation, gas storage and renewable energy credit contracts not traded on an exchange are not derivatives due to the lack of net settlement provisions.

•	Only contracts where physical delivery is deemed probable throughout the entire term of the contract can qualify for NPNS.

•	Physical transactions that permit cash settlement and financial transactions do not qualify for NPNS because physical delivery cannot be asserted; however, these transactions can receive cash flow hedge treatment if they effectively hedge the volatility in the future cash flows for energy-related commodities.

•	Certain purchased option contracts or net purchased option collars may receive cash flow hedge treatment.

•	Derivative transactions that do not qualify for NPNS or cash flow hedge treatment, or for which NPNS or cash flow hedge treatment is not elected, are recorded at fair value through earnings.

A similar process is also followed by the treasury department as it relates to interest rate derivatives. Examples of accounting guidelines provided to the treasury department staff include, but are not limited to:

•	Transactions to lock in an interest rate prior to a debt issuance can be designated as cash flow hedges, to the extent the forecasted debt issuances remain probable of occurring.

•	Transactions entered into to hedge fluctuations in the fair value of existing debt can be designated as fair value hedges.

•	Derivative transactions that do not qualify for cash flow treatment are marked to fair value through earnings.

Cash inflows and outflows related to derivative instruments are included as a component of operating, investing or financing activities on the Statements of Cash Flows, depending on the classification of the hedged items.

PPL Energy Supply has elected not to offset net derivative positions against the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) under master netting arrangements.

PPL Energy Supply reflects its net realized and unrealized gains and losses associated with all derivatives that are held for trading purposes in “Unregulated wholesale energy” on the Statements of Income.

See Notes 12 and 13 for additional information on derivatives.

Revenue

Revenue Recognition

Operating revenues, except for certain energy and energy-related contracts that meet the definition of derivative instruments and “Energy-related businesses,” are recorded based on energy deliveries through the end of the calendar month. Unbilled retail revenues result because customers’ meters are read and bills are rendered throughout the month, rather than all being read at the end of the month. Unbilled revenues for a month are calculated by multiplying an estimate of unbilled kWh by the estimated average cents per kWh. Unbilled wholesale energy revenues are recorded at month-end to reflect estimated amounts until actual dollars and MWhs are confirmed and invoiced. Any difference between estimated and actual revenues is adjusted the following month.

Certain PPL Energy Supply subsidiaries participate primarily in the PJM RTO, as well as in other RTOs and ISOs. In PJM, PPL EnergyPlus is a marketer, a load-serving entity and a seller for PPL Energy Supply’s generation subsidiaries. A function of interchange accounting is to match participants’ MWh entitlements (generation plus scheduled bilateral purchases) against their MWh obligations (load plus scheduled bilateral sales) during every hour of every day. If the net result during any given hour is an entitlement, the participant is credited with a spot-market sale to the RTO at the respective market price for that hour; if the net result is an obligation, the participant is charged with a spot-market purchase at the respective market price for that hour. PPL Energy Supply records the hourly net sales in its Statements of Income as “Unregulated wholesale energy” if in a net sales position and “Energy purchases” if in a net purchase position.

PPL Energy Supply records non-derivative energy marketing activity in the period when the energy is delivered. Generally, sales contracts held for non-trading purposes are reported gross on the Statements of Income within “Unregulated wholesale energy” and “Unregulated retail energy.” However, non-trading physical sales and purchases of electricity at major market delivery points (which is any delivery point with liquid pricing available, such as the pricing hub for PJM West), are netted and reported in the Statements of Income within “Unregulated wholesale energy” or “Energy purchases,” depending on the net hourly position. Certain energy and energy-related contracts that meet the definition of derivative instruments are recorded at fair value with subsequent changes in fair value recognized as revenue or expense (see Note 13), unless hedge accounting is applied or NPNS is elected. If derivatives meet cash flow hedging criteria, changes in fair value are recorded in AOCI. The unrealized and realized results of derivative and non-derivative contracts that are designated as proprietary trading activities are reported net on the Statements of Income within “Unregulated wholesale energy.”

“Energy-related businesses” revenue primarily includes revenue from PPL Energy Supply’s mechanical contracting and engineering subsidiaries. These subsidiaries record revenue from construction contracts on the percentage-of-completion method of accounting, measured by the actual cost incurred to date as a percentage of the estimated total cost for each contract. Accordingly, costs and estimated earnings in excess of billings on uncompleted contracts are recorded within “Unbilled revenues” on the Balance Sheets, and billings in excess of costs and estimated earnings on uncompleted contracts are recorded within “Other current liabilities” on the Balance Sheets. The amount of costs and estimated earnings in excess of billings was $20 million and $14 million at December 31, 2014 and 2013, and the amount of billings in excess of costs and estimated earnings was $41 million and $75 million at December 31, 2014 and 2013.

During 2014, PPL Energy Supply recorded a $17 million increase to “Energy-related businesses” revenues and “Income from Continuing Operations before Income Taxes” on the 2014 Statement of Income related to prior periods and the timing of revenue recognition for a mechanical contracting and engineering subsidiary. The $10 million after-tax impact of correcting this error increased “Income from Continuing Operations after Income Taxes” and “Net Income” on the 2014 Statement of Income. The impact of the error is not material to the previously issued financial statements or to the full year results for 2014.

Accounts Receivable

Accounts receivable are reported on the Balance Sheets at the gross outstanding amount adjusted for an allowance for doubtful accounts.

In accordance with a PUC-approved purchase of accounts receivable program, PPL Electric purchases certain accounts receivable from alternative electricity suppliers (including PPL EnergyPlus) at a discount, which reflects a provision for uncollectible accounts. The alternative electricity suppliers have no continuing involvement or interest in the purchased accounts receivable. During 2014, 2013 and 2012, PPL Electric purchased $336 million, $294 million and $313 million of accounts receivable from PPL EnergyPlus.

Allowance for Doubtful Accounts receivable collectability is evaluated using a combination of factors, including past due status based on contractual terms, trends in write-offs, the age of the receivable, counterparty creditworthiness and economic conditions. Specific events, such as bankruptcies, are also considered. Adjustments to the allowance for doubtful accounts are made when necessary based on the results of analysis, the aging of receivables and historical and industry trends.

Accounts receivable are written off in the period in which the receivable is deemed uncollectible. Recoveries of accounts receivable previously written off are recorded when it is known they will be received.

The changes in the allowance for doubtful accounts were:

		Additions
	Balance at Beginning of Period	Charged to Income		Charged to Other Accounts	Deductions (a)		Balance at End of Period
2014	$21				$19	(b)	$2
2013	23	1			3		21
2012	15	12	(b)		4		23

(a)	Primarily related to uncollectible accounts written off.
(b)	In 2011, a wholesale customer, SMGT, filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy code. In 2012, PPL EnergyPlus recorded an additional allowance for unpaid amounts under the long-term power contract and the U.S. Bankruptcy Court for the District of Montana approved a request to terminate the contract. In 2014, PPL EnergyPlus received an insignificant amount of cash, settling the outstanding administrative claim and therefore, the related reserve balance was offset against the accounts receivable balance.

Cash

Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

Restricted Cash and Cash Equivalents

Bank deposits and other cash equivalents that are restricted by agreement or that have been clearly designated for a specific purpose are classified as restricted cash and cash equivalents. The change in restricted cash and cash equivalents is reported as an investing activity on the Statements of Cash Flows. On the Balance Sheets, the current portion of restricted cash and cash equivalents is shown as “Restricted cash and cash equivalents” while the noncurrent portion is included in “Other noncurrent assets.”

At December 31, the balances of restricted cash and cash equivalents included the following.

	2014	2013
Margin deposits posted to counterparties	$175	$67
Ironwood debt service reserves	17	17
Other	1	1

Total	$193	$85

Fair Value Measurements

PPL Energy Supply values certain financial and nonfinancial assets and liabilities at fair value. Generally, the most significant fair value measurements relate to price risk management assets and liabilities, investments in securities including investments in the NDT funds and defined benefit plans, and cash and cash equivalents. PPL Energy Supply and its subsidiaries use, as appropriate, a market approach (generally, data from market transactions), an income approach (generally, present value techniques and option-pricing models) and/or a cost approach (generally, replacement cost) to measure the fair value of an asset or liability. These valuation approaches incorporate inputs such as observable, independent market data and/or unobservable data that management believes are predicated on the assumptions market participants would use to price an asset or liability. These inputs may incorporate, as applicable, certain risks such as nonperformance risk, which includes credit risk.

PPL Energy Supply classifies fair value measurements within one of three levels in the fair value hierarchy. The level assigned to a fair value measurement is based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are as follows:

•	Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities that are accessible at the measurement date. Active markets are those in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – inputs other than quoted prices included within Level 1 that are either directly or indirectly observable for substantially the full term of the asset or liability.

•	Level 3 – unobservable inputs that management believes are predicated on the assumptions market participants would use to measure the asset or liability at fair value.

Assessing the significance of a particular input requires judgment that considers factors specific to the asset or liability. As such, PPL Energy Supply’s assessment of the significance of a particular input may affect how the assets and liabilities are classified within the fair value hierarchy.

Investments

Generally, the original maturity date of an investment and management’s intent and ability to sell an investment prior to its original maturity determine the classification of investments as either short-term or long-term. Investments that would otherwise be classified as short-term, but are restricted as to withdrawal or use for other than current operations or are clearly designated for expenditure in the acquisition or construction of noncurrent assets or for the liquidation of long-term debts, are classified as long-term.

Short-term Investments

Short-term investments generally include certain deposits as well as securities that are considered highly liquid or provide for periodic reset of interest rates. Investments with original maturities greater than three months and less than a year, as well as investments with original maturities of greater than a year that management has the ability and intent to sell within a year, are included in “Other current assets” on the Balance Sheets.

Investments in Debt and Equity Securities

Investments in debt securities are classified as held-to-maturity and measured at amortized cost when there is an intent and ability to hold the securities to maturity. Debt and equity securities held principally to capitalize on fluctuations in their value with the intention of selling them in the near-term are classified as trading. All other investments in debt and equity securities are classified as available-for-sale. Both trading and available-for-sale securities are carried at fair value. The specific identification method is used to calculate realized gains and losses on debt and equity securities. Any unrealized gains and losses on trading securities are included in earnings.

The criteria for determining whether a decline in fair value of a debt security is other than temporary and whether the other-than-temporary impairment is recognized in earnings or reported in OCI require that when a debt security is in an unrealized loss position and:

•	there is an intent or a requirement to sell the security before recovery, the other-than-temporary impairment is recognized currently in earnings; or

•	there is no intent or requirement to sell the security before recovery, the portion of the other-than-temporary impairment that is considered a credit loss, if any, is recognized currently in earnings and the remainder of the other-than-temporary impairment is reported in OCI, net of tax.

Unrealized gains and losses on available-for-sale equity securities are reported, net of tax, in OCI. When an equity security’s decline in fair value below cost is determined to be an other-than-temporary impairment, the unrealized loss is recognized currently in earnings. See Notes 12 and 16 for additional information on investments in debt and equity securities.

Long-Lived and Intangible Assets

Property, Plant and Equipment

PP&E is recorded at original cost, unless impaired. PP&E acquired in business combinations is recorded at fair value at the time of acquisition, which establishes its original cost. If impaired, the asset is written down to fair value at that time, which becomes the new cost basis of the asset. Original cost for constructed assets includes material, labor, contractor costs, certain overheads and financing costs, where applicable. The cost of repairs and minor replacements are charged to expense as incurred. PPL Energy Supply records costs associated with planned major maintenance projects in the period in which the costs are incurred. No costs associated with planned major maintenance projects are accrued in advance of the period in which the work is performed.

Nuclear fuel-related costs, including fuel, conversion, enrichment, fabrication and assemblies, are capitalized as PP&E. Such costs are amortized as the fuel is spent using the units-of-production method and included in “Fuel” on the Statements of Income.

PPL Energy Supply capitalizes interest costs as part of construction costs. Capitalized interest was as follows.

2014	$23
2013	37
2012	47

Depreciation

Depreciation is recorded over the estimated useful lives of property using primarily the straight-line, composite and group methods. When a component of PP&E that was depreciated under the composite or group method is retired, the original cost is charged to accumulated depreciation. When all or a significant portion of an operating unit that was depreciated under the composite or group method is retired or sold, the property and the related accumulated depreciation account is reduced and any gain or loss is included in income.

The weighted-average rates of depreciation were 3.28 and 3.10 at December 31, 2014 and 2013.

Goodwill and Other Intangible Assets

Goodwill represents the excess of the purchase price paid over the fair value of the identifiable net assets acquired in a business combination.

Other acquired intangible assets are initially measured based on their fair value. Intangibles that have finite useful lives are amortized over their useful lives based upon the pattern in which the economic benefits of the intangible assets are consumed or otherwise used. Costs incurred to obtain an initial license and renew or extend terms of licenses are capitalized as intangible assets.

When determining the useful life of an intangible asset, including intangible assets that are renewed or extended, PPL Energy Supply and its subsidiaries consider the expected use of the asset; the expected useful life of other assets to which the useful life of the intangible asset may relate; legal, regulatory, or contractual provisions that may limit the useful life; the company’s historical experience as evidence of its ability to support renewal or extension; the effects of obsolescence, demand, competition, and other economic factors; and the level of maintenance expenditures required to obtain the expected future cash flows from the asset.

PPL Energy Supply accounts for RECs as intangible assets. PPL Energy Supply buys and/or sells RECs and also creates RECs through owned renewable energy generation facilities. In any period, PPL Energy Supply can be a net purchaser or seller of RECs depending on its contractual obligations to purchase or deliver RECs and the production of RECs from its renewable energy generation facilities. The carrying value of RECs created from its renewable energy generation facilities is initially recorded at zero value and purchased RECs are initially recorded based on their purchase price. When RECs are consumed to satisfy an obligation to deliver RECs to meet a state’s Renewable Portfolio Standard Obligation or when RECs are sold to third parties, they are removed from the Balance Sheet at their weighted-average carrying value. Since the economic benefits of RECs are not diminished until they are consumed, RECs are not amortized; rather, they are expensed when consumed or a gain or loss is recognized when sold. Such expense is included in “Energy purchases” on the Statements of Income. Gains and losses on the sale of RECs are included in “Other operation and maintenance” on the Statements of Income.

PPL Energy Supply accounts for emission allowances as intangible assets. PPL Energy Supply is allocated emission allowances by states based on its generation facilities’ historical emissions experience, and has purchased emission allowances generally when it is expected that additional allowances will be needed. The carrying value of allocated emission allowances is initially recorded at zero value and purchased allowances are initially recorded based on their purchase price. When consumed or sold, emission allowances are removed from the Balance Sheet at their weighted-average carrying value. Since the economic benefits of emission allowances are not diminished until they are consumed, emission allowances are not amortized; rather, they are expensed when consumed or a gain or loss is recognized when sold. Such expense is included in “Fuel” on the Statements of Income. Gains and losses on the sale of emission allowances are included in “Other operation and maintenance” on the Statements of Income.

Asset Impairment (Excluding Investments)

PPL Energy Supply reviews long-lived assets that are subject to depreciation or amortization, including finite-lived intangibles, for impairment when events or circumstances indicate carrying amounts may not be recoverable.

A long-lived asset classified as held and used is impaired when the carrying amount of the asset exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. If impaired, the asset’s carrying value is written down to its fair value. See Note 12 for a discussion of asset impairments, including the Corette coal-fired plant and the Kerr Dam project, both in Montana.

A long-lived asset classified as held for sale is impaired when the carrying amount of the asset (disposal group) exceeds its fair value less cost to sell. If impaired, the asset’s (disposal group’s) carrying value is written down to its fair value less cost to sell.

The depressed level of energy and capacity prices in PJM, as well as management’s forward view of these prices using its fundamental pricing models, has put pressure on the recoverability assessment of PPL Energy Supply’s investment in its Pennsylvania coal-fired generation assets. In the fourth quarter of 2013, after updating its fundamental pricing models in conjunction with the annual business planning process, management tested the Brunner Island and Montour plants for impairment and concluded neither plant was impaired as of December 31, 2013. The recoverability assessment is very sensitive to forward energy and capacity price assumptions as well as forecasted operation and maintenance and capital spending. Therefore, a further decline in forecasted longterm energy or capacity prices or changes in environmental laws requiring additional capital or operations and maintenance expenditures, could negatively impact PPL Energy Supply’s operations of these facilities and potentially result in future impairment charges for some or all of the carrying value of these plants. There were no events or changes in circumstances that indicated a recoverability assessment was required to be performed in 2014. The carrying value of these assets was $2.6 billion as of December 31, 2014 ($1.4 billion for Brunner Island and $1.2 billion for Montour).

PPL Energy Supply reviews goodwill for impairment at the reporting unit level annually or more frequently when events or circumstances indicate that the carrying amount of a reporting unit may be greater than the unit’s fair value. Additionally, goodwill must be tested for impairment in circumstances when a portion of goodwill has been allocated to a business to be disposed. PPL Energy Supply’s reporting unit is at the operating segment level.

PPL Energy Supply may elect either to initially make a qualitative evaluation about the likelihood of an impairment of goodwill or to bypass the qualitative evaluation and test goodwill for impairment using a two-step quantitative test. If the qualitative evaluation (referred to as “step zero”) is elected and the assessment results in a determination that it is not more likely than not that the fair value of a reporting unit is less than the carrying amount, the two-step quantitative impairment test is not necessary. However, the quantitative impairment test is required if management concludes it is more likely than not that the fair value of a reporting unit is less than the carrying amount based on the step zero assessment.

If the carrying amount of the reporting unit, including goodwill, exceeds its fair value, the implied fair value of goodwill must be calculated in the same manner as goodwill in a business combination. The fair value of a reporting unit is allocated to all assets and liabilities of that unit as if the reporting unit had been acquired in a business combination. The excess of the fair value of the reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of goodwill. If the implied fair value of goodwill is less than the carrying amount, goodwill is written down to its implied fair value.

PPL Energy Supply elected to bypass step zero and quantitatively tested the goodwill for impairment in the fourth quarter of 2014 and no impairment was recognized.

Asset Retirement Obligations

PPL Energy Supply and its subsidiaries record liabilities to reflect various legal obligations associated with the retirement of long-lived assets. Initially, this obligation is measured at fair value and offset with an increase in the value of the capitalized asset, which is depreciated over the asset’s useful life. Until the obligation is settled, the liability is increased through the recognition of accretion expense classified within “Other operation and maintenance” on the Statements of Income to reflect changes in the obligation due to the passage of time.

Estimated ARO costs and settlement dates, which affect the carrying value of the ARO and the related capitalized asset, are reviewed periodically to ensure that any material changes are incorporated into the latest estimate of the ARO. Any change to the capitalized asset, positive or negative, is generally amortized over the remaining life of the associated long-lived asset. See Note 15 for additional information on AROs.

Compensation and Benefits

Defined Benefits

PPL sponsors various defined benefit pension and other postretirement plans in which PPL Energy Supply participates. Additionally, a subsidiary of PPL Energy Supply sponsors a defined benefit pension plan for its employees. For reporting purposes, PPL Energy Supply records its pro rata share of the pension and other post retirement plans in which it participates as if it was the Plan Sponsor, based on actuarially determined calculations of its share of the liability and associated plan assets. Therefore, for plans in which its subsidiary sponsors, and PPL Plans in which PPL Energy Supply participates, an asset or liability is recorded to recognize the funded status of all defined benefit plans with an offsetting entry to AOCI. Consequently, the funded status of all defined benefit plans is fully recognized on the Balance Sheets.

The expected return on plan assets is determined based on a market-related value of plan assets, which is calculated by rolling forward the prior year market-related value with contributions, disbursements and long-term expected return on investments. One-fifth of the difference between the actual value and the expected value is added (or subtracted if negative) to the expected value to determine the new market-related value.

PPL and PPL Energy Supply use an accelerated amortization method for the recognition of gains and losses for its defined benefit pension plans. Under the accelerated method, actuarial gains and losses in excess of 30% of the plan’s projected benefit obligation are amortized on a straight-line basis over one-half of the expected average remaining service of active plan participants. Actuarial gains and losses in excess of 10% of the greater of the plan’s projected benefit obligation or the market-related value of plan assets and less than 30% of the plan’s projected benefit obligation are amortized on a straight-line basis over the expected average remaining service period of active plan participants.

See Note 7 for a discussion of defined benefits.

Stock-Based Compensation

PPL has several stock-based compensation plans for purposes of granting stock options, restricted stock, restricted stock units and performance units in which PPL Energy Supply participates. PPL grants most stock-based awards in the first quarter of each year. PPL and its subsidiaries recognize compensation expense for stock-based awards based on the fair value method. Stock options that vest in installments are valued as a single award. PPL grants stock options with an exercise price that is not less than the fair value of PPL’s common stock on the date of grant. See Note 6 for a discussion of stock-based compensation. All awards are recorded as equity or a liability on the Balance Sheets. Stock-based compensation is primarily included in “Other operation and maintenance” on the Statements of Income. Stock-based compensation expense for PPL Energy Supply includes an allocation of PPL Services’ expense.

Taxes

Income Taxes

PPL and its subsidiaries file a consolidated U.S. federal income tax return. The income tax provision for PPL Energy Supply is calculated in accordance with an intercompany tax sharing agreement which provides that taxable income be calculated as if PPL Energy Supply filed a separate consolidated return. Tax benefits are not shared between the participants in the PPL tax sharing agreement. The entity that generates a tax benefit is the entity that is entitled to the tax benefit. The effect of PPL filing a consolidated tax return is taken into account in the settlement of current taxes and the recognition of deferred taxes. At December 31, 2014 and 2013, the intercompany tax receivables (payables) that were recorded were $105 million and $44 million.

Significant management judgment is required in developing PPL Energy Supply’s provision for income taxes, primarily due to the uncertainty related to tax positions taken or expected to be taken in tax returns and valuation allowances on deferred tax assets.

Significant management judgment is also required to determine the amount of benefit to be recognized in relation to an uncertain tax position. PPL Energy Supply uses a two-step process to evaluate tax positions. The first step requires an entity to determine whether, based on the technical merits supporting a particular tax position, it is more likely than not (greater than a 50% chance) that the tax position will be sustained. This determination assumes that the relevant taxing authority will examine the tax position and is aware of all the relevant facts surrounding the tax position. The second step requires an entity to recognize in the financial statements the benefit of a tax position that meets the more-likely-than-not recognition criterion. The benefit recognized is measured at the largest amount of benefit that has a likelihood of realization, upon settlement, that exceeds 50%. The amounts ultimately paid upon resolution of issues raised by taxing authorities may differ materially from the amounts accrued and may materially impact the financial statements of PPL Energy Supply in future periods.

Deferred income taxes reflect the net future tax effects of temporary differences between the carrying amounts of assets and liabilities for accounting purposes and their basis for income tax purposes, as well as the tax effects of net operating losses and tax credit carryforwards.

PPL Energy Supply records valuation allowances to reduce deferred tax assets to the amounts that are more likely than not to be realized. PPL Energy Supply considers the reversal of temporary differences, future taxable income and ongoing prudent and feasible tax planning strategies in initially recording and subsequently reevaluating the need for valuation allowances. If PPL Energy Supply determines that it is able to realize deferred tax assets in the future in excess of recorded net deferred tax assets, adjustments to the valuation allowances increase income by reducing tax expense in the period that such determination is made. Likewise, if PPL Energy Supply determines that it is not able to realize all or part of net deferred tax assets in the future, adjustments to the valuation allowances would decrease income by increasing tax expense in the period that such determination is made.

PPL Energy Supply defers investment tax credits when the credits are utilized and amortizes the deferred amounts over the average lives of the related assets.

PPL Energy Supply recognizes interest and penalties in “Income Taxes” on its Statements of Income.

PPL Energy Supply records the receipt of grants related to assets as a reduction to the book basis of the property and the related deferred income taxes as an immediate reduction to income tax expense.

See Note 2 for additional discussion regarding income taxes.

Taxes, Other Than Income

PPL Energy Supply presents sales taxes in “Other current liabilities” on the Balance Sheets. These taxes are not reflected on the Statements of Income. See Note 2 for details on taxes included in “Taxes, other than income” on the Statements of Income.

Other

Leases

PPL Energy Supply evaluates whether arrangements entered into contain leases for accounting purposes. See Note 5 for a discussion of arrangements under which PPL Energy Supply is a lessee for accounting purposes.

Fuel, Materials and Supplies

Fuel, natural gas stored underground and materials and supplies are valued at the lower of cost or market using the average cost method. Fuel costs for electric generation are charged to expense as used.

“Fuel, materials and supplies” on the Balance Sheets consisted of the following at December 31.

	2014	2013
Fuel	$243	$163
Natural gas stored underground	7	2
Materials and supplies	205	193

	$455	$358

Guarantees

Generally, the initial measurement of a guarantee liability is the fair value of the guarantee at its inception. However, there are certain guarantees excluded from the scope of accounting guidance and other guarantees that are not subject to the initial recognition and measurement provisions of accounting guidance that only require disclosure. See Note 9 for further discussion of recorded and unrecorded guarantees.

New Accounting Guidance Adopted

Accounting for Obligations Resulting from Joint and Several Liability Arrangements

Effective January 1, 2014, PPL Energy Supply retrospectively adopted accounting guidance for the recognition, measurement and disclosure of certain obligations resulting from joint and several liability arrangements when the amount of the obligation is fixed at the reporting date. If the obligation is determined to be in the scope of this guidance, it will be measured as the sum of the amount the reporting entity agreed to pay on the basis of its arrangements among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. This guidance also requires additional disclosures for these obligations.

The adoption of this guidance did not have a significant impact on PPL Energy Supply.

Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity

Effective January 1, 2014, PPL Energy Supply prospectively adopted accounting guidance that requires a cumulative translation adjustment to be released into earnings when an entity ceases to have a controlling financial interest in a subsidiary or group of assets within a consolidated foreign entity and the sale or transfer results in the complete or substantially complete liquidation of the foreign entity. For the step acquisition of previously held equity method investments that are foreign entities, this guidance clarifies that the amount of accumulated other comprehensive income that is reclassified and included in the calculation of a gain or loss shall include any foreign currency translation adjustment related to that previously held investment.

The initial adoption of this guidance did not have a significant impact on PPL Energy Supply.

Presentation of Unrecognized Tax Benefits When Net Operating Loss Carryforwards, Similar Tax Losses, or Tax Credit Carryforwards Exist

Effective January 1, 2014, PPL Energy Supply prospectively adopted accounting guidance that requires an unrecognized tax benefit, or a portion of an unrecognized tax benefit, to be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. To the extent a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position, or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets.

The adoption of this guidance did not have a significant impact on PPL Energy Supply.